                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                        May 18, 2004
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)

         Colorado                      0-11730                    84-1089377
    --------------------          -------------------           ----------------
(State or other jurisdiction     (Commission File No.)          I.R.S. Employer
   of incorporation)                                          (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington              98117
---------------------------------------------------         ------------
(Address of principal executive offices)                       (Zip Code)

                                (206) 297-6151
                           ------------------------
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements

            None

(b)   Pro Forma Financial Information

            None

(c)   Exhibits

            Exhibit 99    News Release issued by Cognigen Networks, Inc. on
                          May 18, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 18, 2004,  Cognigen  Networks,  Inc. issued a news release announcing its unaudited financial results for the three months and nine months ended March 31,
2004.

                                         SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2004                COGNIGEN NETWORKS, INC.

                                    /s/ Thomas S. Smith
                                    -----------------------------
                                    Thomas S. Smith
                                    President and Chief Executive Officer